Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

(6) Income Taxes

The Company is not subject to taxation in its country of incorporation; however, the Company is subject to taxation in certain other jurisdictions due to the nature of the Company’s operations. The Company estimates its tax liability based upon its understanding of the tax laws of the various countries in which it operates. Income tax expense (benefit) for 2022, 2021 and 2020 consisted of the following:

	2022	2021	2020
Current
Bermuda	$—	$—	$—
Foreign	2,087	594	446
	2,087	594	446
Deferred
Bermuda	—	—	—
Foreign	5,452	1,179	(819)
	5,452	1,179	(819)
	$7,539	$1,773	$(374)

The components of income before income taxes and noncontrolling interest were as follows:

	2022	2021	2020
Bermuda sources	$—	$—	$—
Foreign sources	316,963	286,061	73,299
	$316,963	$286,061	$73,299

A reconciliation of the differences between the Bermuda statutory income tax rate and the effective tax rate as provided in the consolidated statements of operations is as follows:

	2022		2021		2020
Bermuda tax rate	$—	0.00%	$—	0.00%	$—	0.00%
Foreign tax rate	3,471	1.10%	271	0.09%	(1,291)	(1.76)%
Tax uncertainties	4,068	1.28%	1,502	0.53%	917	1.25%
	$7,539	2.38%	$1,773	0.62%	$(374)	(0.51)%

The components of income tax expense and effective tax rate were as follows:

	2022		2021		2020
Income before income tax and noncontrolling interests	$316,963		$286,061		$73,299

Tax uncertainties	$4,068	1.28%	$1,502	0.53%	$917	1.25%
Foreign taxes
Stock base compensation	(27)	(0.01)%	(622)	(0.22)%	(94)	(0.13)%
162(m) officers' compensation	459	0.14%	412	0.14%	102	0.14%
Adjustment for prior years	134	0.04%	(392)	(0.14)%	47	0.06%
Foreign derived intangible income	(455)	(0.14)%	(329)	(0.12)%	(112)	(0.15)%
Valuation allowance	—	—	(382)	(0.13)%	67	0.09%
Foreign rate difference	3,415	1.08%	1,583	0.55%	(1,333)	(1.82)%
Other	(55)	(0.02)%	1	0.00%	32	0.04%
	3,471	1.10%	271	0.09%	(1,291)	(1.76)%
	$7,539	2.38%	$1,773	0.62%	$(374)	(0.51)%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2022 and 2021 are presented below:

	2022	2021
Deferred tax assets
Net operating loss carryforwards	$16,360	$17,765
Other	(92)	1,006
	16,269	18,771
Valuation allowance	—	—
Deferred tax assets	16,269	18,771
Deferred tax liabilities
Containers, net	28,239	25,287
Other	—	—
Deferred tax liabilities	28,239	25,287
Net deferred tax liabilities	$11,970	$6,516

In assessing the extent to which deferred tax assets are realizable, the Company’s management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company’s management considers the projected future reversal of taxable temporary items for making this assessment. Based upon the projections for the reversal of taxable temporary items over the periods in which the deferred tax assets are deductible, as well as the estimated usage of deferred tax assets to offset against 2022 and 2021 taxable income, the Company’s management believes it is more likely than not the Company will realize the benefits of these deductible differences in 2022 and 2021, thus no valuation allowance has been provided for the years ended December 31, 2022 and 2021.

On March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief and Economic Security Act ("CARES Act"). The enactment of the CARES Act does not result in any material adjustments to the Company’s provision for income taxes.

The Company has U.S. federal net operating loss carry-forwards of $69,807 that will begin to expire from December 31, 2032 through December 31, 2037 if not utilized and $6,943 with no expiration date. The Company expects to utilize the net operating loss carry-forwards prior to their expiration. In the United States, utilization of net operating loss carry-forwards for federal income tax purposes may be subject to a substantial annual limitation if there is an ownership change within the meaning of Section 382 of the Internal Revenue Code. In general, an ownership change within the meaning of Section 382 occurs if a transaction or series of transactions over a three-year period result in a cumulative change of more than 50% in the beneficial ownership of a company’s stock. The Company’s management does not believe the Company has a limitation on the ability to utilize its net operating loss carry-forwards under Section 382 as of December 31, 2022. However, issuances, sales and/or exchanges of the Company’s stock (including, potentially, relatively small transactions and transactions beyond the Company’s control) occurring after December 31, 2022, taken together with prior transactions with respect to the Company’s stock over a three-year period, could trigger an ownership change under Section 382 in the future and therefore a limitation on the Company’s ability to utilize its net operating loss carryforwards. Any such limitation could cause some loss carryforwards to expire before the Company would be able to utilize them to reduce taxable income in future periods, possibly resulting in a substantial income tax expense or write down of the Company’s tax assets or both.

The accompanying consolidated financial statements do not reflect the income taxes that would be payable to foreign taxing jurisdictions if the earnings of a group of corporations operating in those jurisdictions were to be transferred out of such jurisdictions, because such earnings are intended to be permanently reinvested in those countries. At December 31, 2022, cumulative earnings of approximately $47,417 would be subject to income taxes of approximately $14,225 if such earnings of foreign corporations were transferred out of such jurisdictions in the form of dividends.

The Company’s foreign tax returns, including the United States, State of California, State of New Jersey, State of Texas, Malaysia, Singapore, and United Kingdom, are subject to examination by the various tax authorities. The Company’s foreign tax returns are no longer subject to examinations by taxing authorities for years before 2015, except for its United States and State of California tax returns which are no longer subject to examinations for years before 2011 and 2008, respectively.

A reconciliation of the beginning and ending unrecognized tax benefit amounts for 2022 and 2021 are as follows:

Balance at December 31, 2020	$20,575
Increases related to prior year tax positions	156
Increases related to current year tax positions	2,878
Lapse of statute of limitations	(1,457)
Balance at December 31, 2021	$22,152
Decreases related to prior year tax positions	(158)
Increases related to current year tax positions	5,474
Lapse of statute of limitations	(1,320)
Balance at December 31, 2022	$26,148

If the unrecognized tax benefits of $26,148 at December 31, 2022 were recognized, tax benefits in the amount of $26,074 would reduce our annual effective tax rate. The Company believes the total amount of unrecognized tax benefit as of December 31, 2022 will decrease by $1,274 in the next twelve months due to expiration of the statute of limitations, which would reduce our annual effective tax rate.

Interest and penalty expense recorded during 2022, 2021 and 2020 amounted to $69, $(78) and $(11), respectively. Total accrued interest and penalties as of December 31, 2022 and 2021 were $1,451 and $1,381, respectively, and were included in non-current income taxes payable.